EXECUTION COPY






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                       PORTFOLIO SECURITIES
                        PURCHASE AGREEMENT




                     BNP U.S. Funding L.L.C.,
                           as Purchaser


  Banque Nationale de Paris, acting through its New York Branch, as Seller


                       --------------------

                   Dated as of December 1, 1997



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


TABLE OF CONTENTS

SECTION 1.  Definitions...........................................1

SECTION 2.  Agreement to Purchase.................................3

SECTION 3.  Purchase Price........................................3

SECTION 4.  Conveyance from Seller to Purchaser...................3

SECTION 5.  Representations, Warranties and
            Covenants of the Seller...............................4

SECTION 6.  Closing...............................................7

SECTION 7.  Closing Documents.....................................8

SECTION 8.  Costs.................................................8

SECTION 9.  Notices...............................................8

SECTION 10.  Severability Clause..................................9

SECTION 11.  Counterparts.........................................9

SECTION 12.  Governing Law........................................9

SECTION 13.  Successors and Assigns;  Assignment
             of Purchase Agreement................................9

SECTION 14.  Waivers.............................................10

SECTION 15.  Exhibits............................................10

SECTION 16.  Further Agreements..................................10



EXHIBITS

EXHIBIT A       FORM OF SELLER ASSIGNMENT AND RECEIPT

EXHIBIT B       FORM OF PURCHASER ASSIGNMENT AND RECEIPT

EXHIBIT C       SECURITIES SCHEDULE

              PORTFOLIO SECURITIES PURCHASE AGREEMENT
              ---------------------------------------

           This PORTFOLIO SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of December 1, 1997, by and between BNP U.S. Funding L.L.C., a Delaware limited liability company (the "Purchaser"), and Banque Nationale de Paris, a societe anonyme, or limited liability corporation organized under the laws of The Republic of France, acting through its New York Branch (the "Seller").

                            WITNESSETH:
                            -----------

           WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller on the Closing Date, certain securities; and

           WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance and control of such securities.

           NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

           SECTION 1.  Definitions.

           For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.

           "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Agreement" means this Portfolio Securities Purchase
Agreement and all amendments hereof and supplements hereto.

           "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

           "Closing Date" means December 5, 1997 or such other date as is mutually agreed upon by the parties.

           "Damage Payment" means, with respect to any Security, the excess, if any, of (i) the higher of the unpaid principal balance plus accrued and unpaid interest and the market value of such Security, as if such Security were not impaired by a breach of one or more of the representations and warranties set forth in Subsection 5.01, over (ii) the market value of the

Purchaser's interest in such Security given the occurrence of such breach, in each case as of the date the Damage Payment is made.

           "Deleted Security" means a Security purchased by the Purchaser hereunder that is subsequently repurchased or replaced by the Seller with a Qualified Substitute Security in accordance with the terms of this Agreement.

           "Offering Memorandum" means the Final Offering
Memorandum in respect of the Purchaser's Series A Preferred
Securities, dated December 1, 1997.

           "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization, government or any agency or political subdivision thereof.

           "Principal Amount" means, with respect to any Security or Qualified Substitute Security and as of any relevant date, the outstanding unpaid principal amount of such Security or Qualified Substitute Security as of the most recent Principal Date for such Security or Qualified Substitute Security as announced by the issuer of such Security or Qualified Substitute Security (or an authorized Person acting on behalf of the issuer), plus accrued and unpaid interest on such Security or Qualified Substitute Security as of such relevant date.

           "Principal Date" means, with respect to any Security or Qualified Substitute Security which is subject to payments or prepayments of principal (whether scheduled or unscheduled) prior to a final stated maturity, the most recent date as of which the issuer of such Security or Qualified Substitute Security (or an authorized Person acting on behalf of the issuer) has announced the outstanding unpaid principal amount of such Security or Qualified Substitute Security or released information permitting holders of such Security or Qualified Substitute Security to calculate its outstanding unpaid principal amount. The respective "Principal Dates" of the Securities are indicated on the Securities Schedule.

           "Purchase Price" means the price to be paid by the Purchaser to the Seller in exchange for the Securities as set forth in Section 3 of this Agreement.

           "Purchaser" means BNP U.S. Funding L.L.C. or its successor in interest or assigns or any successor to the Purchaser under this Agreement as herein provided.

           "Qualified Substitute Security" means a security to be substituted by the Seller for a Deleted Security pursuant to Subsection 5.02, which must, on the date of such substitution,
(i) be an "Eligible Security" as such term is defined in the Offering Memorandum, that is issued by the same issuer as the Deleted Security; (ii) have a Principal Amount (or, in the case of the substitution of more than one security for a Deleted Security, an aggregate Principal Amount) that is not greater than and not more than 5% less than the Principal Amount of the Deleted Security; (iii) calculate interest in the same manner as the Deleted Security (i.e., either a floating or fixed rate of interest), use the same underlying index in the case of a floating rate of interest, and at the time of substitution have a pass-through interest rate or interest rate not less than and not more than 1.0% greater than the pass-through rate or interest rate of the Deleted Security; (iv) have a remaining estimated weighted average term to maturity not greater than and not more than one year less than that of the Deleted Security; and (v) comply with the representations and warranties set forth in Subsection 5.01 hereof.

           "Repurchase Price" means, with respect to any Security, a price equal to the higher of its Principal Amount and the market value of such Security in each case, as of the date of repurchase.

           "Seller" means Banque Nationale de Paris, acting through its New York Branch or its successors in interest and assigns.

           "Securities Schedule" means the schedule of securities attached hereto as Exhibit C.

           "Security" means any security listed on the Securities
Schedule and purchased by the Purchaser from the Seller pursuant to this Agreement.

           "Trust Agreement" means the Trust Agreement, dated as of December 1, 1997, between the Purchaser and Citibank, N.A., as
Trustee, as such Trust Agreement may be amended, modified or supplemented from time to time.

           "Trustee" means Citibank, N.A., as trustee under the Trust Agreement.

           SECTION 2.  Agreement to Purchase.

           The Seller agrees to sell and the Purchaser agrees to purchase on the Closing Date the Securities described in the Securities Schedule.

           SECTION 3.  Purchase Price.

           The Purchase Price for the Securities sold hereunder on the Closing Date shall be $ 1,030,110,000. The Purchase Price for the Securities purchased hereunder shall be paid to the Seller on the Closing Date by either wire transfer or intrabank transfer of immediately available funds.

           SECTION 4.  Conveyance from Seller to Purchaser.

           Subsection 4.01.  Conveyance of Securities.
                             -------------------------

           The Seller hereby agrees to sell, transfer, assign, set over and convey to the Purchaser on the Closing Date, pursuant to the form of assignment annexed hereto as Exhibit A, without recourse, but subject to the terms of this Agreement, all right, title and interest of the Seller in and to the Securities (and any documents related hereto), together with an amount of cash equal to the sum of (i) all interest payments paid in respect of the Securities from the date hereof to and including the Closing Date and (ii) all payments or prepayments of principal paid in respect of any of the Securities (whether scheduled or unscheduled) from their respective Principal Dates as shown on the Securities Schedule to and including the Closing Date. The

Purchaser hereby agrees, forthwith upon such assignment, to assign all its right, title and interest in such Securities, and such amounts, to the Trustee pursuant to the form of assignment annexed hereto as Exhibit B and in accordance with the terms of the Trust Agreement.

           Any amounts received by the Seller following the Closing Date in respect of interest (including, without limitations, payments of interest accrued from their respective Principal Dates) or payment or prepayment of principal (whether scheduled or unscheduled) on or in connection with any of the Securities shall be held in trust for the benefit of the Purchaser and promptly paid over to the Purchaser or its designee.

           Subsection 4.02.  Books and Records.
                             ------------------

           Record title to each Security as of the Closing Date shall be in the name of the Trustee. All rights arising out of the Securities including, but not limited to, all funds received by the Seller after the Closing Date on or in connection with a Security shall be vested in the Purchaser acting through the Trustee.

           SECTION 5. Representations, Warranties and Covenants of the Seller; Remedies for Breach.

           Subsection 5.01.  Representations and Warranties of the Seller.
                             ---------------------------------------------

           The Seller represents, warrants and covenants to the Purchaser that as of the date hereof and as of the Closing Date:

           (a) Due Organization and Authority; Enforceability. The Seller is a societe anonyme (limited liability corporation) duly organized, validly existing and in good standing under the laws of The Republic of France, acting through its New York Branch which is duly licensed as a branch of a foreign bank by the Superintendent of Banks of the State of New York; the Seller has the corporate power, authority and legal right to hold, transfer and convey the Securities and to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transaction contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Seller subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;

           (b) No Conflicts. Neither the execution and delivery of this Agreement, the sale of the Securities to the Purchaser, the consummation of the transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's statuts (by-laws) or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound and which is material to its operations taken as a whole, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Securities or impair the value of the Securities;

           (c) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Securities will not cause the Seller to become insolvent. The sale of the Securities is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

           (d) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transaction contemplated by this Agreement or which would draw into question the validity of this Agreement or any of the Securities or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

           (e) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

           (f) Initial Portfolio. The aggregate characteristics of the Securities are substantially the same as described under the heading "Business and Strategy--Description of the Initial
Portfolio" in the Offering Memorandum;

           (g) Securities as Described. The information set forth in the Securities Schedule is true and correct in all material respects.

           (h) Absence of Liens. Delivery of the Securities hereunder from the Seller to the Purchaser shall pass title therein to the Purchaser free and clear of any liens, charges and encumbrances.

           Subsection 5.02.  Remedies for Breach of Representations
                             and Warranties.
                             --------------------------------------

           It is understood and agreed that the representations and warranties set forth in Subsection 5.01 shall survive the sale of the Securities to the Purchaser and shall inure to the benefit of the Purchaser. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which adversely affects the value of any of the

Securities or the interest of the Purchaser, the party discovering such breach shall give prompt written notice to the other, including the details thereof.

           Within sixty (60) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty set forth in subsection 5.01 with respect to one or more specific Securities, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at its option, (i) repurchase such Security at the Repurchase Price, (ii) substitute a Qualified Substitute Security for such Security pursuant to this Subsection or (iii) pay to the Purchaser the Damage Payment with respect to such Security. Within sixty (60) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty set forth in subsection 5.01 which affects all or substantially all of the Securities, the Seller shall at its option, (i) repurchase all of the Securities at the Repurchase Price, or (ii) pay to the Purchaser an amount equal to the Damage Payment with respect to all of the Securities. Any repurchase of a Security pursuant to the foregoing provisions of this Subsection 5.02 shall be accomplished by direct remittance of the Repurchase Price to the Purchaser or its designee in accordance with the Purchaser's instructions.

           At the time of any repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Security to the Seller and the delivery to the Seller of any documents held by the Purchaser or its designee relating to the Deleted Security. In connection with any such substitution, the Seller shall deliver an officer's certification to the Purchaser and the Trustee certifying that the representations and warranties set forth in this Agreement apply to such Qualified Substitute Security except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Trustee any documents for such Qualified Substitute Security.

           If the Seller substitutes a Qualified Substitute Security for a Deleted Security, the Seller and the Purchaser shall determine the amount (if any) by which the aggregate Principal Amount of all Qualified Substitute Securities as of the date of substitution is less than the aggregate Principal Amount as of such date, and the amount of any shortfall shall be paid in cash by the Seller directly to the Purchaser or its designee in accordance with the Purchaser's instructions at the time of such substitution.

           In the case of any Deleted Security, the Purchaser shall promptly pay over to the Seller (i) any interest in respect of such Deleted Security that is received by the Purchaser following the date of repurchase or substitution, as the case may be, and (ii) any payment or prepayment of principal in respect of such Deleted Security (whether scheduled or unscheduled) that is received by the Purchaser following the Principal Date for such Deleted Security. In the case of any Qualified Substitute Security, the Seller shall promptly pay over to the Purchaser (i) any interest in respect of such Qualified Substitute Security that is received by the Seller following the date of substitution, and (ii) any payment or prepayment of principal in respect of such Qualified Substitute Security (whether scheduled or unscheduled) that is received by the Seller following the Principal Date for such Qualified Substitute Security .

           In addition to the foregoing obligations of the Seller with respect to repurchase, substitution or Damage Payments, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this Subsection 5.02 to cure, substitute for or repurchase a defective Security and to indemnify the Purchaser as provided in this Subsection 5.02 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

           Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsection 5.01 shall accrue as to any Security upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase, substitute for, or make the Damage Payment with respect to, such Security as specified above, and
(iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

           SECTION 6.  Closing.

           The closing for the purchase and sale of the Securities shall take place on the Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

           The closing shall be subject to each of the following conditions:

           (a) all of the representations and warranties of the Seller under this Agreement (both as to the Seller and with respect to each Security, as specified herein) shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

           (b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in
                Section 7 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

           (c) the Seller shall have delivered and released to the Purchaser or its designee the documents, if any, related to each Security; and

           (d) all other terms and conditions of this Agreement shall have been complied with.

           Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price by wire transfer of immediately available funds to the account designated by the Seller.

           SECTION 7.  Closing Documents.

           The closing documents for the Securities to be purchased on the Closing Date shall consist of fully executed originals of the following documents:

           1. an assignment, in the form of Exhibit A hereto, including all attachments thereto; and

           2. an assignment, in the form of Exhibit B hereto, including all attachments thereto.

           The Seller shall bear the risk of loss of the closing documents until such time as they are received by the Purchaser or its attorneys.

           SECTION 8.  Costs.

           All costs and expenses, including the legal fees and expenses of the Purchaser's counsel in preparing this Agreement, incurred in connection with the transfer and delivery of the Securities shall be paid by the Seller.

           SECTION 9.  Notices.

           All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the other party at the address as follows:

           (i)  if to the Seller:

                Banque Nationale de Paris, New York Branch
                499 Park Avenue
                New York, New York 10022
                Attention:  Robert Coghlan
                Telephone Number:  (212) 415-9458
                Facsimile Number: (212) 415-9477

           (ii) if to the Purchaser:

                BNP U.S. Funding L.L.C.
                499 Park Avenue
                New York, New York 10022
                Attention:  Lisa Hermann
                Telephone Number:  (212) 415-9622
                Facsimile Number:  (212) 415-9797
or such other address as may hereafter be furnished to the other party by like notice.

           SECTION 10.  Severability Clause.

           Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Security shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

           SECTION 11.  Counterparts.

           This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

           SECTION 12.  Governing Law.

           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           SECTION 13.  Successors and Assigns;  Assignment of Purchase
                        Agreement.

           This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

           SECTION 14.  Waivers.

           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

           SECTION 15.  Exhibits.

           The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 16.  Further Agreements.

           The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written:

                                  BNP U.S. Funding L.L.C.
                                    (the Purchaser)


                                  By: /s/ Jean-Pierre Beck
                                     ---------------------------
                                    Name: Jean-Pierre Beck
                                    Title: Executive Vice-President


                                  By: /s/ Eric Deudon
                                     ---------------------------
                                    Name: Eric Deudon
                                    Title: Senior Vice-President


                                  Banque Nationale de Paris, acting through its
                                    New York Branch (the Seller)


                                  By: /s/ Bruno DiNardo
                                     ---------------------------
                                    Name: Bruno DiNardo
                                    Title: Senior Vice-President


                                  By: /s/ Patrick Saurat
                                     ---------------------------
                                    Name: Patrick Saurat
                                    Title: Senior Vice-President and Chief
                                           Administrative Officer

EXHIBIT A

Seller Assignment and Receipt
-----------------------------

Banque Nationale de Paris, acting through its New York Branch (the "Branch"), as Seller under the Portfolio Securities Purchase Agreement, dated December 1, 1997 (the "Agreement"), between the Branch and BNP U.S. Funding L.L.C. (the "Company"), as Purchaser, hereby transfers and conveys all right, title and interest of the Branch in and to the securities and other assets listed in
Schedule I hereto (the "Transferred Interests") to the Company in accordance with the terms and conditions of the Agreement. The Branch hereby acknowledges receipt from the Company of aggregate amount of $1,030,110,000 ($530,110,000 which has been paid by the issuance by the Company to the Branch of 53,011 common securities of the Company, liquidation preference U.S.$ 10,000 per security) representing payment in full for the Transferred Interests.


BNP U.S. Funding L.L.C., as Purchaser under the
Agreement, hereby acknowledges receipt from the Branch of the Transferred Interests.


                                  BNP U.S. Funding L.L.C.
                                    (the Purchaser)


                                  By:-------------------------
                                    Name: Jean-Pierre Beck
                                    Title:   Director


                                  By:-------------------------
                                    Name: Eric Deudon
                                    Title: President and Director


                                  Banque Nationale de Paris, acting through its
                                    New York Branch (the Seller)


                                  By:------------------------
                                    Name: Jean-Pierre Beck
                                    Title: Executive Vice-President


                                  By:------------------------
                                    Name: Eric Deudon
                                    Title: Senior Vice-President

EXHIBIT B

Purchaser Assignment and Receipt
--------------------------------

BNP U.S. Funding L.L.C. (the "Company"), pursuant to the terms of the Trust Agreement, dated as of December 1, 1997 (the "Trust Agreement"), between the Company and Citibank, N.A., as trustee (the "Trustee"), hereby transfers and conveys in trust all right, title and interest of the Company to the securities and other assets listed in Schedule I hereto (the "Transferred Interests") to the Trustee, not in its individual capacity but solely as Trustee, in accordance with the terms and conditions of the Trust Agreement.

Citibank, N.A., as Trustee under the Trust Agreement, hereby acknowledges receipt from the Company of the Transferred
Interests, to be held in trust for the Company in accordance with the terms and conditions of the Trust Agreement.


                                  BNP U.S. Funding L.L.C.



                                  By:----------------------
                                     Name: Jean-Pierre Beck
                                     Title: Director


                                  By:----------------------
                                     Name: Eric Deudon
                                     Title: President and Director


                                  Citibank, N.A.
                                    not in its individual capacity but
                                    solely as Trustee


                                  By:----------------------
                                     Name:
                                     Title:



                                                                                     EXHIBIT C

                                     SECURITIES SCHEDULE

                                   Unpaid           Principal         Estimated         Current         Stated
           Series             Principal Balance        Date          Market Value     Coupon (%)       Maturity
           -------            -----------------        ----          ------------     -----------      --------
FANNIE MAE 1993-210 FB           46,251,185      October 31, 1997      46,556,636       6.05625       10/25/2022
FHLMC-GNMA 38 F ............      8,262,208      October 31, 1997       8,343,683        6.250        08/25/2023
FANNIE MAE 1997-28 FA ......     27,740,856      October 31, 1997      27,937,267       6.02429       05/18/2027
FANNIE MAE 1996-51 FA ......     16,131,369      October 31, 1997      16,250,114        6.250        03/18/2025
FREDDIE MAC 1993 FR ........      8,383,363      October 31, 1997       8,419,676        6.250        09/15/2020
FANNIE MAE 1990-121 F ......     22,134,413      October 31, 1997      22,547,627       6.45625       10/25/2020
Collateralized Mortgage
  Obligation Trust 66 F ....      1,627,321      October 31, 1997       1,635,102        6.225        09/20/2006
FREDDIE MAC 1382 LC ........      4,372,567      October 31, 1997       4,400,488        6.150        11/15/2018
FANNIE MAE 1992-141 FA .....      8,184,953      October 31, 1997       8,265,452        6.156        08/25/2007
FREDDIE MAC 1256 CA ........      6,413,824      October 31, 1997       6,498,941        6.450        01/15/2022
Morgan Stanley Mortgage
  Trust 41 Class 1 .........      7,994,598      October 31, 1997       8,115,433        6.275        02/20/2022
FANNIE MAE 1993-155 FG .....      5,300,309      October 31, 1997       5,329,249       6.15625       06/25/2023
FREDDIE MAC 1040 H .........     23,113,008      October 31, 1997      23,766,031        6.700        02/15/2021
FANNIE MAE 1997-37 F .......     32,112,088      October 31, 1997      32,270,575        6.150        06/18/2027
FANNIE MAE 1997-52 F .......      9,544,000      October 31, 1997       9,637,327       6.21875       02/20/2024
FANNIE MAE 1997-42 F .......      9,451,590      October 31, 1997       9,538,558        6.250        12/18/2027
FANNIE MAE 1997-44 F .......      9,780,304      October 31, 1997       9,857,609        6.150        07/18/2027
FANNIE MAE 1997-56 PE ......     46,839,000      October 31, 1997      47,123,919        6.500        06/18/2026

FANNIE MAE 1997-67 FB ......     21,518,739      October 31, 1997      21,624,943        6.150        10/18/2012
FN 394850 ..................     37,138,904      October 31, 1997      38,204,052        6.064        07/01/2027
FN 397901 ..................     46,070,931      October 31, 1997      47,247,841        5.888        08/01/2027
FH 846384 ..................     15,097,384      October 31, 1997      17,522,211        6.795        12/01/2026
FN 374773 ..................     13,403,266      October 31, 1997      13,833,001        5.839        03/01/2027




                                   Unpaid
                                 Principal         Principal         Estimated         Current          Stated
           Series                 Balance             Date          Market Value     Coupon (%)        Maturity
           -------                -------             ----          ------------     -----------       --------
  FN 374711............           9,008,132      October 31, 1997      9,193,158         5.716         07/01/2027
  FH 410544............           6,439,952      October 31, 1997      6,886,025         5.908         09/01/2027
  FH 610727............          12,404,856      October 31, 1997     13,073,410         5.735         05/01/2027
  G2 080094............          49,648,042      October 31, 1997     50,502,856         6.000         07/20/2027
  FN 313242............           8,533,007      October 31, 1997      8,832,359         7.718         11/01/2026
  FN 367349............          13,584,491      October 31, 1997     14,076,375         5.929         12/01/2026
  FN 313311............           8,123,100      October 31, 1997      8,427,277         7.408         12/01/2026
  FN 363057............          10,889,625      October 31, 1997     11,192,241         5.450         02/01/2027
  FN 313190............           8,498,927      October 31, 1997      8,810,564         7.909         09/01/2026
  FN 363070............           6,397,026      October 31, 1997      6,566,070         5.495         03/01/2027
  FN 313377............          25,102,809      October 31, 1997     25,890,410         6.105         02/01/2027
  FN 370479............           9,880,086      October 31, 1997     10,168,959         5.329         03/01/2027
  FN 378243............           4,269,516      October 31, 1997      4,389,929         6.221         07/01/2027
  FN 313432............          34,625,349      October 31, 1997     35,798,768         5.954         02/01/2027
  FN 370478............          10,420,918      October 31, 1997     10,727,467         5.353         02/01/2027
  FN 396355............           8,761,919      October 31, 1997      8,993,211         5.797         08/01/2027
  FN 374774............           8,274,399      October 31, 1997      8,513,209         5.427         03/01/2027
  FN 391247............          21,832,800      October 31, 1997     22,493,047         6.560         04/01/2027
  FN 345856............          17,147,762      October 31, 1997     17,647,043         6.859         08/01/2036
  FN 374138............          17,770,190      October 31, 1997     18,026,388         6.349         03/01/2027
  FN 361370............          48,860,336      October 31, 1997     50,948,705         7.556         07/01/2026
  FN 397136............          13,193,288      October 31, 1997     13,800,905         7.756         06/01/2027
  FN 361372............          69,995,932      October 31, 1997     73,184,020         7.880         07/01/2026
  FN 312824............           9,226,576      October 31, 1997      9,504,029         7.375         06/01/2025
  Tnote 6.625 05/15/07           70,000,000      October 31, 1997     73,996,840         6.625         05/15/2007
  Tnote 6.5 10/15/06             70,000,000      October 31, 1997     73,546,875         6.500         10/15/2006
                                  ----------
Total                           999,755,218